UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) — September 8, 2010
ONCOR ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-91935 (Commission File Number)	75-2851358 (I.R.S. Employer Identification No.)
1601 Bryan Street, Dallas, Texas 75201
(Address of principal executive offices, including zip code)
Registrants’ telephone number, including Area Code — (214) 486-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.
     On September 8, 2010, Standard & Poor’s Rating Services (“S&P”) upgraded the senior secured credit rating of Oncor Electric Delivery Company LLC (“Oncor”) to “A-” from “BBB+.” S&P also affirmed Oncor’s corporate credit rating of “BBB+.” A rating reflects only the view of a rating agency, and is not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward at any time by a rating agency if such rating agency decides that circumstances warrant such a change.
     This report is being filed by Oncor Electric Delivery Transition Bond Company LLC (the “Company”) pursuant to Section 3.07(h) of the Indenture dated as of August 21, 2003 (the “Indenture”) between the Company, as Issuer, and The Bank of New York Mellon (formerly The Bank of New York), as Indenture Trustee. Oncor is the parent of the Company and serves as the Servicer (as defined in the Indenture) of all outstanding bonds issued by the Company pursuant to the Indenture.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC
	By:	/s/ John M. Casey
		Name:	John M. Casey
Dated: September 22, 2010		Title:	Treasurer